Exhibit 10.1 (a)

November 16, 2015

Horace Mann Educators Corporation

One Horace Mann Plaza

Springfield, Illinois 62715-001

Attention: Angela Christian

Re:	First Amendment to Credit Agreement

Ladies / Gentlemen,

Please refer to the Amended and Restated Credit Agreement dated as of July 30, 2014 (the “Credit Agreement”) between Horace Mann Educators Corporation, a Delaware Corporation (the “Borrower”), the Lenders party there and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.03 of the Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.

1.       Amendment. The Borrower and Required Lenders agree that, notwithstanding anything in Section 6.06 of the Credit Agreement to the contrary, the Borrower shall be permitted, in connection with the incurrence of up to $300,000,000 of Indebtedness pursuant to one or more indentures, to enter into, incur or permit to exist conditions which limit the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets.

2.       Representations and Warranties. The Borrower represents and warrants as of the date hereof that (i) after giving effect to this amendment letter, the representations and warranties set forth in the Credit Agreement will be true and correct with the same effect as if then made, except to the extent that such representation or warranty specifically refer to earlier date, in which case such representation and warranty shall be true and correct as of such earlier date; and (ii) no Default shall have occurred and be continuing.

3.       Conditions Precedent. This amendment letter shall become effective on the date on which the Administrative Agent has received counterparts of this amendment letter signed by the Borrower and the Required Lenders.

4.       Continuing Effectiveness, etc. The Borrower acknowledges and affirms that after giving effect to this amendment letter, the Credit Agreement and each other Loan Document shall remain in full force and effect and will continue to constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law). After the effectiveness of this amendment letter, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby. Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain

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unchanged and in full force and effect. This amendment letter is limited to the matters specifically set forth herein and does not constitute a waiver, consent or amendment with respect to any other matter whatsoever.

5.       Loan Document. This amendment letter shall be deemed to be a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

6.       Ratification. This amendment letter embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof.

7.       Miscellaneous. The provisions of Sections 9.02, 9.03, 9.06 9.07 and 9.09 through 9.11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this amendment letter to be duly executed and delivered as of the date first above written.

JPMORGAN CHASE BANK, N.A., individually and
as Administrative Agent

By	/s/ Thomas A. Kiepura
Name: Thomas A. Kiepura
Title: Senior Credit Executive

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Nicole Limberg
Name: Nicole Limberg
Title: VP

THE NORTHERN TRUST COMPANY

By	/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

COMERICA BANK

By	/s/ Heather Whiting
Name: Heather Whiting
Title: Vice President

STATE STREET BANK AND TRUST COMPANY

By	/s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

ILLINOIS NATIONAL BANK

By	/s/ John Wilson
Name: John Wilson
Title: EVP

Accepted and agreed as of the date first above written:

HORACE MANN EDUCATORS CORPORATION

By	/s/ Dwayne D. Hallman
Name: Dwayne D. Hallman
Title: Executive Vice President and CFO

By	/s/ Angela S. Christian
Name: Angela S. Christian
Title: Vice President and Treasurer